UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________
FORM 8-K
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 18, 2023
______________________________________________________________________________
Cactus, Inc.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________

Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2023, the Board of Directors (the “Board”) of Cactus, Inc. (the “Company”) approved the following leadership changes:

i.Stephen Tadlock, Executive Vice President, Chief Financial Officer (“CFO”) and Treasurer of the Company, has been appointed as the Chief Executive Officer (“CEO”) of the Company’s Spoolable Technologies segment, effective immediately.

ii.Alan Keifer has been appointed as the Interim CFO of the Company, effective November 13, 2023.

Mr. Tadlock will continue to serve as CFO of the Company until Mr. Keifer begins his service as Interim CFO, and Mr. Tadlock will remain Executive Vice President and Treasurer of the Company.

Mr. Keifer, age 68, has, since February 2018, provided consulting services to the Company, primarily related to financial reporting and accounting matters. Prior to that he held various positions of increasing responsibility at Baker Hughes, Inc., including most recently when he served as Vice President, Controller and Chief Accounting Officer from July 1999 to August 2016.

There are no arrangements or understandings between Mr. Keifer and any other person pursuant to which he was appointed as Interim CFO of the Company. There are no family relationships between Mr. Keifer and any director or executive officer of the Company. There are no transactions in which Mr. Keifer has an interest requiring disclosure under Item 404(a) of Regulation S-K.

For his service as Interim CFO, effective November 13, 2023, Mr. Keifer will receive an annualized base salary of $405,000 and will be eligible to participate in the Company’s Management Incentive Plan on the same terms and conditions as the Company’s other similarly situated executives. As a participant in the Company’s Management Incentive Plan, Mr. Keifer will be eligible to receive a bonus of up to 80% of his base salary if the Company satisfies certain financial performance and safety metrics (the “non-stretch bonus”) and, if the Company meets more stringent performance measures, Mr. Keifer will be eligible to receive an additional bonus of up to 40% of the non-stretch bonus actually earned. Mr. Keifer’s 2023 and 2024 bonuses will be pro-rated to reflect the portion of the applicable year that Mr. Keifer serves as the Interim CFO, with the 2024 performance measures scored on a quarterly basis, rather than on an annual basis.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

October 24, 2023	By:	/s/ William Marsh
Date	Name:	William Marsh
	Title:	Executive Vice President and General Counsel

3